Exhibit 10.14(b)

SECOND AMENDMENT TO THE INVESTMENT AGREEMENT

This Second Amendment to Investment Agreement (this “Amendment”), dated as of [            ] 2015 and effective immediately prior to the sale of shares of Class A Common Stock in the Initial Public Offering (the “Effective Date”), is entered into by and among: (i) Univision Holdings, Inc. (f/k/a Broadcasting Media Partners, Inc.), a Delaware corporation (“BMP”), (ii) BMPI Services II, LLC, a Delaware limited liability company (“BMPS2”), (iii) Univision Communications Inc., a Delaware corporation (“Univision”), (iv) Grupo Televisa S.A.B., a Mexico corporation (“Televisa”), and (v) Pay-TV Venture, Inc., a Delaware corporation (“Pay-TV” and, together with BMP, BMPS2, Univision, Televisa, the “Parties”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Investment Agreement (as defined below).

WITNESSETH:

WHEREAS, the Parties entered into that certain Investment Agreement, dated as of December 20, 2010, as amended by that certain Amendment, dated as of February 28, 2011 (as amended, the “Investment Agreement”);

WHEREAS, the Parties desire to amend the Investment Agreement as provided herein; and

WHEREAS, this Amendment amends the Investment Agreement in accordance with Section 11.1 of the Investment Agreement; and

NOW, THEREFORE, based upon the mutual promises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound, hereby agree as follows:

AGREEMENTS

1. Amendments to Investment Agreement.

1.1. As of the Effective Date, clause (1)(A) of Section 8.3(a) of the Investment Agreement is hereby deleted in its entirety and replaced with the following:

*****

1.2. As of the Effective Date, the proviso to Section 8.3(a) of the Investment Agreement is hereby deleted in its entirety and replaced with the following:

“provided, that (i) this Standstill shall not affect the ability of the directors on the Board appointed by Televisa to serve and act in their capacity as directors consistent with their

***** CONFIDENTIAL TREATMENT: UNIVISION HOLDINGS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY *****, BE AFFORDED CONFIDENTIAL TREATMENT. UNIVISION HOLDINGS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION

fiduciary duties, (ii) subject to Section 8.3(b) of this Agreement and Section 5.1.1 of the Stockholders Agreement, Televisa may exercise the TV Warrants and any other rights, including pre-emptive, approval, tag-along and veto rights, in accordance with this Agreement and the other Transaction Agreements and (iii) Televisa may submit, on a confidential basis, proposals to the Board or Principal Investors relating to any matters, including as to the matters set forth in this Section 8.3(a).”

1.3. As of the Effective Date, Section 8.3(b) of the Investment Agreement is hereby deleted in its entirety and replaced with the following:

“(b) Notwithstanding the provisions of Section 8.3(a) and Section 5.1 of the Stockholders Agreement, following the satisfaction of the Standstill Release Requirements, the Televisa Investors may exceed the Maximum Capital Percentage if either (i) (w) Televisa makes, alone or as a Group, a public offer for all of the outstanding shares of BMP that the Televisa Investors do not already own, (x) such offer is conditioned on the approval or acceptance of, and approved or accepted by, holders of a majority of the shares of BMP not then owned by the Televisa Investors, (y) the offer provides for the same consideration to all other stockholders of BMP and (z) Televisa provides all non-accepting stockholders the opportunity to sell their shares of BMP at the same price for at least thirty (30) days after consummation of the transaction; or (ii) if Televisa exceeds the Maximum Capital Percentage as a result of acquiring directly from the Principal Investor Groups such amount of Common Stock that results in Televisa constituting a Purchaser of Control.”

1.4. As of the Effective Date, Section 8.3(d) of the Investment Agreement is hereby deleted in its entirety and replaced with the following:

“(d) While shares of Class A Common Stock are publicly traded on a national securities exchange, if BMP repurchases any shares of Common Stock which results in (i) the Voting Percentage of the Televisa Investors exceeding the Maximum Voting Percentage, (ii) the Equity Percentage of the Televisa Investors exceeding the Maximum Equity Percentage or (iii) the Capital Percentage of the Televisa Investors exceeding the Maximum Capital Percentage, then BMP shall promptly notify the Televisa Investors of the number of shares of Common Stock repurchased by BMP and the applicable maximum percentage which the Televisa Investors’ Shares exceed and shall provide the Televisa Investors with a certificate signed by an authorized Senior Officer stating that such repurchase has occurred and the number of shares of Common Stock which have been repurchased by BMP. Not later than the fifteenth (15th) business day after the Televisa Investors receive such notice and certificate, the Televisa Investors will convert (by delivery to BMP of (x) written notice of such conversion and (y) the certificate(s), duly endorsed for transfer, evidencing such shares to be converted), and each Televisa Investor hereby authorizes the Company to convert on its behalf, and such conversion shall be deemed to automatically have occurred, in the event it fails to deliver to the Company within such 15 business-day period the items set forth in clauses (x) and (y) above, in accordance with the provisions of the Amended and Restated BMP Charter with respect to such Common Stock, in the event clause (i) above is applicable, an amount of the Televisa Investors’ shares of Class T-1 Common Stock (pro-rata amongst the Televisa Investors, based on the number of shares of Class T-1 Common Stock held by such Televisa Investors or as otherwise determined by Televisa) into shares of Class T-2

Common Stock such that the Televisa Investors’ aggregate Voting Percentage is no greater than the Maximum Voting Percentage, in the event clause (ii) above is applicable, an amount of the Televisa Investors’ Shares of Class T-2 Common Stock (pro-rata amongst the Televisa Investors, based on the number of shares of Class T-2 Common Stock held by all Televisa Investors or as otherwise determined by Televisa) into TV Warrants such that the Televisa Investors’ aggregate Equity Percentage is no greater than the Maximum Equity Percentage and in the event clause (iii) above is applicable, then the amount of the Televisa Investors’ Shares in excess of the Maximum Capital Percentage shall be converted into, at BMP’s election, shares of Class T-2 Common Stock or TV Warrants. In each case, BMP shall promptly thereafter issue and send to the applicable Televisa Investors new certificates, registered in the name of such Televisa Investors, evidencing the applicable shares of Common Stock or TV Warrants into which such Televisa Investors converted their respective shares of Common Stock. Notwithstanding the foregoing, the Parties agree and acknowledge that Televisa and its Permitted Transferees shall have no obligation to procure the agreement of, or compliance by, any Televisa Investor who is not a Permitted Transferee of Televisa and Televisa’s Voting Percentage, Equity Percentage and Capital Percentage of shall not be adversely affected as a result of such non-compliance.”

1.5. As of the Effective Date, Sections 8.5 and 8.6 of the Investment Agreement are hereby deleted in their entirety.

1.6. As of the Effective Date, Schedule 11.4 of the Investment Agreement is hereby deleted in its entirety and replaced with Schedule 11.4 of this Amendment.

1.7. As of the Effective Date, the definition of “Maximum Capital Percentage” in Section 12.1 of the Investment Agreement is hereby deleted in its entirety and replaced with the following:

“Maximum Capital Percentage” shall have the meaning set forth in the Stockholders Agreement.”

1.8. The definition of “Maximum Equity Percentage” in Section 12.1 of the Investment Agreement is hereby deleted in its entirety and replaced with the following:

“Maximum Equity Percentage” shall have the meaning set forth in the Stockholders Agreement.”

1.9. As of the Effective Date, the definition of “Standstill Release Requirements” in Section 12.1 of the Investment Agreement is hereby deleted in its entirety and replaced with the following:

“Standstill Release Requirements” *****

***** CONFIDENTIAL TREATMENT: UNIVISION HOLDINGS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY *****, BE AFFORDED CONFIDENTIAL TREATMENT. UNIVISION HOLDINGS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION

1.10. As of the Effective Date, the following new definitions are hereby added to Section 12.1 of the Investment Agreement to read as follows:

“Calculation Date” shall have the meaning set forth in the Stockholders Agreement.

“Class T-1 Common Stock” shall have the meaning set forth in the Stockholders Agreement.

“Class T-2 Common Stock” shall have the meaning set forth in the Stockholders Agreement.

“Class T-3 Common Stock” shall have the meaning set forth in the Stockholders Agreement.

“Maximum Voting Percentage” shall have the meaning set forth in the Stockholders Agreement.

“Sponsor Exit Sell-Down” shall have the meaning set forth in the Stockholders Agreement.

“TOC Approval” shall have the meaning set forth in the Stockholders Agreement.

“Voting Percentage” shall have the meaning set forth in the Stockholders Agreement.

2. Representations.

(a) Each of BMP, BMPS2 and Univision represent and warrant to Televisa and Pay-TV that (i) all corporate and limited liability company action necessary for the authorization, execution, and delivery of this Amendment by it have been taken and obtained; (ii) this Amendment has been duly and validly executed and delivered by it and (assuming due authorization, execution and delivery by the other Parties hereto) shall be valid and legally binding upon it and enforceable against it, except to the extent the enforceability thereof may be limited by bankruptcy laws, insolvency laws, reorganization laws, moratorium laws or other laws of general applicability affecting creditors’ rights generally or by general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law); and (iii) its execution or delivery of this Amendment does not and will not conflict with or violate any provision of its organizational documents or any other agreements or binding arrangements entered into by and among BMP, BMPS2, Univision, or their respective subsidiaries or any of the Principal Investors and any of their respective shareholders or Affiliates.

(b) Each of Televisa and Pay-TV represent and warrant to BMP, BMPS2 and Univision that (i) all corporate and limited liability company action necessary for the authorization, execution, and delivery of this Amendment by it have been taken and obtained; (ii) this Amendment has been duly and validly executed and delivered by it and (assuming due authorization, execution and delivery by the other Parties hereto) shall be valid and legally binding upon it and enforceable against it, except to the extent the enforceability thereof may be limited by bankruptcy laws, insolvency laws, reorganization laws, moratorium laws or other laws of general applicability affecting creditors’ rights generally or by general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law); and (iii) its execution or delivery of this Amendment does not and will not conflict with or violate any provision of its organizational documents.

3. Reference to and Effect on the Investment Agreement; Ratification.

(a) Except as specifically amended above, the Investment Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Party hereto under the Investment Agreement, or constitute a waiver of any provision of any other agreement.

(c) Upon the effectiveness of this Amendment, each reference in the Investment Agreement to “Investment Agreement”, “hereto”, “hereunder”, “hereof” or words of like import referring to the Investment Agreement, and, for the avoidance of doubt, each reference in any other Transaction Documents to “the Investment Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Investment Agreement, shall mean and be a reference to the Investment Agreement as amended hereby.

4. Execution of Counterparts. This Amendment may be executed in any number of counterparts and by different Parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment.

5. Governing Law. This Amendment and the negotiation, execution, performance or nonperformance, interpretation, construction and all matters based upon, arising out of or related to this Amendment, whether arising in law or in equity (collectively, the “Covered Matters”), and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to the Covered Matters, except for documents, agreements and instruments that specify otherwise, shall be governed by the laws of the State of Delaware without giving effect to its principles or rules of conflict of laws to the extent that such principles or rules would require or permit the application of laws of another jurisdiction.

6. Headings. The Section headings used or contained in this Amendment are for convenience of reference only and shall not affect the construction of this Amendment.

7. Severability. In the event that any provision hereof would, under applicable Law (other than Federal Communications Laws, in which case any modification or limitation must be agreed by each of Televisa, on the one hand, and the Majority Principal Investors, on the other hand (or, if there are no Principal Investors, the agreement of Televisa and the Board of the Company shall be required)), be invalid or unenforceable in any respect, such provision shall be construed by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and possible under, applicable Law. The provisions hereof are severable, and in the event any provision hereof should be held invalid or unenforceable in any respect pursuant to the preceding sentence, it shall not invalidate, render unenforceable or otherwise affect any other provision hereof.

8. Interpretation. Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

[The remainder of the page is intentionally left blank.]

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.

BMP:

UNIVISION HOLDINGS, INC.

By: *
Name:
Title:

BMPS2:

BMPI SERVICES II, LLC

By: *
Name:
Title:

UNIVISION:

UNIVISION COMMUNICATIONS INC.

By: *
Name:
Title:

* The signature appearing immediately below shall serve as a signature at each place indicated with an “*” on this page:

Name:
Title:

[SIGNATURE PAGE TO THE SECOND AMENDMENT TO INVESTMENT AGREEMENT]

TELEVISA:

GRUPO TELEVISA, S.A.B.

By:
Name:
Title:

By:
Name:
Title:

PAY-TV VENTURE, INC.

By:
Name:
Title:

[SIGNATURE PAGE TO THE SECOND AMENDMENT TO INVESTMENT AGREEMENT]

Schedule 11.4

Notices

If to Televisa or Televisa TuTV:

c/o Grupo Televisa, S.A.B.

Building A, 4th Floor

No. 2000 Colonia Santa Fe

Mexico, DF /01210 / Mexico

Facsimile No.: +52 55 5261 2494

Attention: General Counsel

Email: jbalcarcel@televisa.com.mx

With a copy to:

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, NY 10019

Facsimile No.: (212) 403-2000

Attention: Joshua R. Cammaker

Email: jrcammaker@wlrk.com

If to BMP, BMPS2 or Univision:

c/o Univision Communications Inc.

605 Third Avenue, 12th Floor

New York, New York 10158

Facsimile No.: (646) 964-6681

Attention: General Counsel

Email: jschwartz@univision.net

with a copy (which shall not constitute notice) to:

Weil, Gotshal & Manges LLP

100 Federal Street, 34th Floor

Boston, Massachusetts 02110

Facsimile No.: (617) 772-8333

Attention: David K. Duffell, Esq. and Shayla K. Harlev, Esq.

Email: david.duffell@weil.com and shayla.harlev@weil.com